Exhibit 24

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J. Balog, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of May, 2011.

/s/ James Balog
J. Balog
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Leslie A. Ross
Name: Leslie A. Ross

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J. Bernbach, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2011.

/s/ John Bernbach
J. Bernbach
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Deborah A. Brown
Name: Deborah A. Brown

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, P. Desmarais, Jr., member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of May, 2011.

/s/ Paul Desmarais
P. Desmarais, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Lucie Thibault
Name: Lucie Thibault

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, A. Louvel, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 2011.

/s/ A. Louvel
A. Louvel
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Shawna K. Korth
Name: Shawna K. Korth

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R.L. McFeetors, chairman of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of June, 2011.

/s/ R.L. McFeetors
R.L. McFeetors
Chairman of the Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Shawna K. Korth
Name: Shawna K. Korth

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J.E.A. Nickerson, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of June, 2011.

/s/ J. Nickerson
J.E.A. Nickerson
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Wendy Herron-Jochim
Name: Wendy Herron-Jochim

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R.J. Orr, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 2011.

/s/ Jeff Orr
R.J. Orr
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Shawna K. Korth
Name: Shawna K. Korth

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, M. Plessis-Bélair, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2011.

/s/ M. Plessis-Belair
M. Plessis-Bélair
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Danielle Durocher
Name: Danielle Durocher

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, H. Rousseau, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of May, 2011.

/s/ Henri Paul Rousseau
H. Rousseau
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Maria Iacampo
Name: Maria Iacampo

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Royer, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of May, 2011.

/s/ Raymond Royer
R. Royer
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Danielle Durocher
Name: Danielle Durocher

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, P.K. Ryan, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of May, 2011.

/s/ P. Ryan
P.K. Ryan
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Maria Cristina Cocca
Name: Maria Cristina Cocca

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, T.T. Ryan, Jr., member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of May, 2011.

/s/ T. Ryan
T.T. Ryan, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Margaret Jennings
Name: Margaret Jennings

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, B.E. Walsh, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of the Great-West SecureFoundationSM Group Fixed Deferred Annuity Certificate issued by Great-West Life & Annuity Insurance Company on Form S-1 or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of May, 2011.

/s/ B. Walsh
B.E. Walsh
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Erin Walsh
Name: Erin Walsh